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                         MERRILL LYNCH LEGACY POWER(SM)

                                    ISSUED BY

                      MERRILL LYNCH LIFE INSURANCE COMPANY
          MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT (THE "ACCOUNT")

                        SUPPLEMENT DATED OCTOBER 5, 2001
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2001


This supplement describes the Asset Allocation Program and the Rebalancing Program now available with Merrill Lynch Legacy Power variable life insurance contracts (collectively, the "Contracts") issued by Merrill Lynch Life Insurance Company ("we" or "us").

Under the Asset Allocation Program, the contract owner ("you" or "your") selects an asset allocation model based on your investment goals and risk tolerance. We then allocate your premiums and rebalance your account value quarterly according to your chosen asset allocation model. Under the Rebalancing Program, you designate the subaccounts and percentages based on your investment goals and risk tolerance, and we allocate your premiums and rebalance your account value quarterly according to the subaccounts and percentages you have selected.

ASSET ALLOCATION PROGRAM

Under the Asset Allocation Program, we allocate your premiums and rebalance your account value quarterly according to an asset allocation model you have selected based on your investment goals and risk tolerance. There are currently five asset allocation models to choose from:

        -  Capital Preservation
        -  Current Income
        -  Income and Growth
        -  Long-Term Growth
        -  Aggressive Growth

Each model identifies specific subaccounts and the percentage of premium or account value that should be allocated to each of those subaccounts. We may periodically adjust the composition of each model. These adjustments become effective at the end of the calendar quarter.

The asset allocation models are not recommendations, have not been designed with your specific financial circumstances in mind, and may not be appropriate for any particular individual. There may be other allocations that would be more appropriate to satisfy your needs and goals.


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Asset Allocation can be elected at issue or at any time after issue. You may elect the Asset Allocation Program in writing or by telephone, once we get proper telephone transfer authorization. If you elect the Asset Allocation Program, you must include all account value in the program. We allocate all premiums, unless you instruct us otherwise, in accordance with your selected model. If you elect the Asset Allocation Program at issue, we rebalance your account value 14 days following the in-force date. If you elect the Asset Allocation Program after issue, we rebalance your account value upon receipt of your notice of election, but not earlier than 14 days following the in-force date.

On the last business day of each calendar quarter, we automatically rebalance your account value to maintain the subaccounts and percentages for your selected model. We perform this periodic rebalancing to take account of:

        - increases and decreases in account value in each subaccount due to subaccount performance,

        - increases and decreases in account value in each subaccount due to withdrawals, transfers, and premium payments, and

        -  any adjustments we make to your selected model.

The asset allocation model that you select under the program will override any prior percentage allocations that you have chosen, and we will allocate all future premiums according to your selected model. You may change your selected model at any time, and we will rebalance your account value upon receipt of the notice of the change. You may also switch to the Rebalancing Program at any time, and we will rebalance your account value upon receipt of the notice of the change. Once elected, you may instruct us, in a written form satisfactory to us, at any time to terminate the program. Currently, we don't charge for transfers under this program. These transfers are in addition to other transfers permitted under the Contract.

We reserve the right to make changes to this program at any time. If you choose the Rebalancing Program or the DCA Program, you cannot use the Asset Allocation Program.

REBALANCING PROGRAM

Under the Rebalancing Program, we allocate your premiums and rebalance your account value quarterly according to the subaccounts and percentages you have selected based on your investment goals and risk tolerance.

The Rebalancing Program can be elected at issue or at any time after issue. You may elect the Rebalancing Program in writing or by telephone, once we get proper telephone transfer authorization. If you elect the Rebalancing Program, you must include all account value in the program. We allocate all premiums, unless you instruct us otherwise, in accordance with the particular percentage allocation among the subaccounts that you have selected. If you elect the Rebalancing Program at issue, we rebalance your account value 14 days following the in-force


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date. If you elect the Rebalancing Program after issue, we rebalance your account value upon receipt of your notice of election, but not earlier than 14 days following the in-force date.

On the last business day of each calendar quarter, we automatically rebalance your account value to maintain the particular percentage allocation among the subaccounts that you have selected. We perform this periodic rebalancing to take account of:

        - increases and decreases in account value in each subaccount due to subaccount performance, and

        - increases and decreases in account value in each subaccount due to withdrawals, transfers, and premium payments.

The percentages that you select under the Rebalancing Program will override any prior percentage allocations that you have chosen and we will allocate all future premiums according to your percentage allocations. You may change your allocations at any time, and we will rebalance your account value upon receipt of the notice of the change. You may also switch to the Asset Allocation Program at any time, and we will rebalance your account value upon receipt of the notice of the change. Once elected, you may instruct us, in a written form satisfactory to us, at any time to terminate the program. Currently, we don't charge for transfers under this program. These transfers are in addition to other transfers permitted under the Contract.

We reserve the right to make changes to this program at any time. If you choose the Asset Allocation Program or the DCA Program, you cannot use the Rebalancing Program.

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Please retain this supplement with your Prospectus for your reference. If you have any questions, please contact your Financial Consultant or the Service Center at 1-800-354-5333.




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